UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

PALVELLA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37471	30-0784346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Strafford Ave, Suite 360
Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 253-1461

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PVLA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Palvella Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. As of April 14, 2025, the record date for the Annual Meeting, there were 11,042,965 outstanding shares of the Company’s common stock, par value $0.001 per share, entitled to vote at the Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 30, 2025.

Proposal 1 – Election of Class II Directors. Elaine J. Heron, Ph.D. and Tadd S. Wessel were elected to the Board of Directors of the Company as Class II directors to serve until the Company’s 2028 Annual Meeting of Stockholders and until their successors, if any, are duly elected and qualified or appointed, or their earlier death, resignation, retirement, disqualification or removal, as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Elaine J. Heron, Ph.D.	6,647,082	1,255	667,256
Tadd S. Wessel	6,487,034	161,303	667,256

Proposal 2 – Ratification of Independent Registered Public Accountant. The appointment of Ernst &Young LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions
7,299,907	8,352	7,334

Proposal 3 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers in 2024. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers in 2024, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,550,393	61,078	36,866	667,256

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALVELLA THERAPEUTICS, INC.

Date: June 11, 2025	By:	/s/ Matthew Korenberg
	Name:	Matthew Korenberg
	Title:	Chief Financial Officer